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                                                                    Exhibit 10.1

                            BUFFALO WILD WINGS, INC.
                           2003 EQUITY INCENTIVE PLAN

                                   SECTION 1.
                                   DEFINITIONS
                                   -----------

     As used herein, the following terms shall have the meanings indicated below:

     (a)  "Affiliates" shall mean a Parent or Subsidiary of the Company.

     (b) "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(a), "non-employee director" shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (c) The "Company" shall mean Buffalo Wild Wings, Inc., a Minnesota corporation.

     (d) "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock;
          (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

     (e) The "Internal Revenue Code" is the Internal Revenue Code of 1986, as amended from time to time.

     (f) The "Participant" means (i) an employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9, (ii) a consultant or advisor to or director, employee or officer of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10, or (iii) a consultant or advisor to, or director, employee or officer of the

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          Company or any Subsidiary to whom a restricted stock award has been granted pursuant to Section 17.

     (g) "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

     (h) The "Plan" means the Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan, as amended from time to time, including the form of Option and Award Agreements as they may be modified by the Board from time to time. This Plan amends and restates the Buffalo Wild Wings, Inc. 1995 Stock Option Plan, formerly known as the bw-3, Inc. 1995 Stock Option Plan, and, prior to that, known as the JMS Associates, Inc. 1995 Stock Option Plan. For purposes of the ten-year period described in Section 7, this restatement shall be deemed a new stock option plan.

     (i) "Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for incentive and nonqualified stock options and restricted stock awards pursuant to this Plan.

     (j) A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

                                   SECTION 2.
                                     PURPOSE
                                   ----------

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of "nonqualified" stock options pursuant to Section 10 of this Plan, and through the granting of restricted stock awards pursuant to Section 17 of this Plan. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors.

                                   SECTION 3.
                             EFFECTIVE DATE OF PLAN
                             ----------------------

     The Plan originally became effective as of its date of adoption by the Board of Directors on April 18, 1995. The effective date of the restatement of the Plan is the date such restatement is

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approved by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

                                   SECTION 4.
                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time to administer the Plan (collectively referred to as the "Administrator"). The Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described herein) to determine, in its sole discretion, whether an incentive stock option, nonqualified stock option or restricted stock award shall be granted, the individuals to whom, and the time or times at which, options and awards shall be granted, the number of shares subject to each option or award, the option price, and terms and conditions of each option or award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option and restricted stock award agreements (which may vary from Participant to Participant) evidencing each option or award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

                                   SECTION 5.
                                  PARTICIPANTS
                                  ------------

     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees to whom incentive stock options shall be granted pursuant to Section 9 of the Plan; those employees, officers, directors, consultants and advisors of the Company or of any Subsidiary to whom nonqualified stock options shall be granted pursuant to
Section 10 of the Plan; and those employees, officers, directors, consultants and advisors of the Company or any Subsidiary to whom restricted stock awards shall be granted pursuant to Section 11 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options or restricted stock awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional incentive stock options, nonqualified stock options and restricted stock awards under this Plan to some or all Participants then holding options or awards or may grant options and awards solely or partially to

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new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

                                   SECTION 6.
                                      STOCK
                                   ----------

     The Stock to be optioned or awarded under this Plan shall consist of authorized but unissued shares of Stock. One Million Five Hundred Thousand (1,500,000) shares of Stock shall be reserved and available for stock options and restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for options and restricted stock awards under this Plan shall be subject to adjustment as provided in Section 12 of the Plan. In the event (i) any portion of an outstanding stock option or restricted stock award under the Plan for any reason expires, (ii) any portion of an outstanding stock option is terminated prior to the exercise of such option, or (iii) any portion of a restricted stock award is terminated prior to the lapsing of any risks of forfeiture on such stock, the shares of Stock allocable to such portion of the option or award shall continue to be reserved for stock options and restricted stock awards under the Plan and may be optioned or awarded hereunder.

                                   SECTION 7.
                                DURATION OF PLAN
                                ----------------

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date of the restatement of this Plan as defined in Section 3. Nonqualified stock options and restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option or restricted stock award granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option or award as specified in the written stock option or restricted stock award agreement and shall remain subject to the terms and conditions of this Plan.

                                   SECTION 8.
                                     PAYMENT
                                   ----------

     Participants may pay for shares upon exercise of stock options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company's Common Stock valued at such Stock's then Fair Market Value, or such other form of payment as may be authorized by the Administrator. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months

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prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

                                   SECTION 9.
                 TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
                 -----------------------------------------------

     Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock per share on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

     (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than ten (10) years from the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years from the date on which it is granted. The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in

                                        5

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          full immediately shall be specified in the Option Agreement. The
          Administrator may accelerate the exercise date of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the option's exercise having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

                                        6

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                                   SECTION 10.
               TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
               --------------------------------------------------

     Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the Fair Market Value of the Common Stock per share on the date the Administrator grants the option; provided, however, that the option price may not be less than eighty-five percent (85%) of the Fair Market Value of the Common Stock per share on the date of grant.

     (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercise date of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Withholding. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company or Subsidiary withhold shares of Common Stock otherwise issuable to the Participant having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the exercise of the nonqualified stock option. In no event may the Company or Subsidiary withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for

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          this purpose shall be made on or before the date the option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

                                   SECTION 11.
                               TRANSFER OF OPTIONS
                               -------------------

     No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     No nonqualified stock option shall be transferred, except that the Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

                                   SECTION 12.
             RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
             -------------------------------------------------------

     If, following adoption of this Plan, the Company effects an increase or decrease in the number of shares of Common Stock in the form of a subdivision or consolidation of shares, or the payment of a stock dividend, or effects any other increase or decrease in the number of shares of Common Stock without receipt of consideration by the Company, the number of shares of Option Stock reserved under Section 6 hereof and the number of shares of Option Stock covered by each outstanding option and restricted stock award, and the price per share thereof, shall be appropriately adjusted by the Board to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

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     Unless otherwise provided in the Option or Award Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

     (a) the equitable acceleration of the exercisability of any outstanding options and the lapsing of the risks of forfeiture on any restricted stock awards;

     (b) the complete termination of this Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction), and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed;

     (c) that Participants holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (d) that Participants holding outstanding restricted stock awards shall receive, with respect to each share of Stock subject to such awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (e) the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such options the right to exercise their respective options as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

     (f) the continuance of the Plan with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

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

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option or restricted stock award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                                   SECTION 13.
                               INVESTMENT PURPOSE
                               ------------------

     No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to
(i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws or any company policies then in effect.

     As a further condition to the grant of any stock option or the issuance of Stock to Participant, Participant agrees to the following:

     (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

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

     (c) In the event of a transaction (as defined in Section 12 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an option or upon the grant of a restricted stock award pursuant to the Plan to assure compliance with this Section 13.

                                   SECTION 14.
                             RIGHTS AS A SHAREHOLDER
                             -----------------------

     A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option or nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

                                   SECTION 15.
                              AMENDMENT OF THE PLAN
                              ---------------------

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any stock option or restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive stock options or restricted stock awards, (iii) decrease the price at which options may be granted, or (iv) increase the benefits accruing to Participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

                                   SECTION 16.
                        NO OBLIGATION TO EXERCISE OPTION
                        --------------------------------

     The granting of a stock option shall impose no obligation upon the Participant to exercise such option. Further, the granting of a stock option or restricted stock award hereunder shall not

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impose upon the Company or any Subsidiary any obligation to retain the
Participant in its employ for any period.


                                   SECTION 17.
                             RESTRICTED STOCK AWARDS
                             -----------------------

     Each restricted stock award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement (the "Restricted Stock Agreement"). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the restricted stock award.

     (b) Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the restricted stock award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

     (c) Issuance of Restricted Shares. The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited.

     (d) Rights as Shareholder. Until the risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

     (e) Withholding Taxes. The Company or its Subsidiary shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's restricted stock award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or Subsidiary, or make arrangements satisfactory to the Company or Subsidiary respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of

          Common Stock, including shares of Stock received pursuant to a restricted stock award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Nontransferability. No restricted stock award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the restricted stock agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock award granted under the Plan prior to such date, such transfer shall be void and the restricted stock award shall terminate.

     (g)  Other Provisions. The Restricted Stock Agreement authorized under this
          Section 11 shall contain such other provisions as the Administrator shall deem advisable.

                           RESTRICTED STOCK AGREEMENT

                            BUFFALO WILD WINGS, INC.
                           2003 EQUITY INCENTIVE PLAN

     THIS AGREEMENT, made effective as of this __ day of ____________, 2003, by and between Buffalo Wild Wings, Inc., a Minnesota corporation (the "Company"), and ___________________ ("Participant").

                                   WITNESSETH:

     WHEREAS, the Participant on the date hereof is a key employee or officer of the Company; and

     WHEREAS, the Company wishes to grant a restricted stock award to Participant for shares of the Company's Common Stock pursuant to the Company's 2003 Equity Incentive Plan (the "Plan"); and

     WHEREAS, the Administrator of the Plan has authorized the grant of a restricted stock award to the Participant;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Grant of Restricted Stock Award. The Company hereby grants to Participant on the date set forth above a restricted stock award (the "Award") for _____________________ (__) shares of Common Stock on the terms and conditions set forth herein, and subject to adjustment pursuant to Section 12 of the Plan. The Company shall cause to be issued a stock certificate representing such shares of Common Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in this Agreement and providing for the cancellation and return of such certificate if such shares of Common Stock are forfeited as provided in Section 2 below. Until such risks of forfeiture have lapsed or the shares subject to this Award have been forfeited pursuant to
Section 2 below, the Participant shall be entitled to vote the shares represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

     2.   Vesting of Restricted Stock.

          a. The shares of Stock subject to this Award shall remain forfeitable until the risks of forfeiture lapse according to the following vesting schedule:

      Vesting Date                        Cumulative Percentage of Shares Vested
      ------------                        --------------------------------------

      ______________, 20__                                 25%
      ______________, 20__                                 50%
      ______________, 20__                                 75%
      ______________, 20__                                 100%

If the Participant's employment with the Company (or a subsidiary of the Company) ceases at any time prior to a Vesting Date for any reason, including the Participant's voluntary resignation or retirement but excluding termination by the Company without "cause," the Participant shall immediately forfeit all shares of Stock subject to this Award which have not yet vested and for which the risks of forfeiture have not lapsed. If the Participant's employment or other relationship is terminated by the Company without "cause" prior to the vesting date for this Award, all risks of forfeiture on the shares of Stock subject to this Award shall immediately lapse.

          b.   Solely for purposes of this Paragraph 2(b), "cause" shall mean
(i) Participant charged with a felony or convicted of any criminal misdemeanor or more serious act; (ii) any intentional and/or willful act of fraud or dishonesty by Participant related to or connected with Participant's employment by the Company or any of its Affiliates; (iii) the willful and/or continued failure, neglect or refusal by Participant to perform his or her employment duties with the Company or any of its Affiliates, (iv) a material violation of the Participant's or an Affiliate's policies or codes of conduct; or (v) the willful and/or material breach by Participant of any agreement between Participant and the Company or any of its Affiliates, including but not limited to an employment agreement or a noncompetition agreement.

     3.   Miscellaneous.

          a. Employment-at-Will. This Agreement shall not confer on Participant any right with respect to continuance of employment by the Company or any of its Affiliates, nor will it interfere in any way with the right of the Company to terminate such employment. Participant's employment relationship with the Company and its Affiliates shall be employment-at-will, and nothing in this Agreement shall be construed as creating an employment contract for any specified term between Participant and the Company or any Affiliate.

          b. Securities Law Compliance. Participant shall not transfer or otherwise dispose of the shares of Stock received pursuant to this Agreement until such time as counsel to the Company shall have determined that such transfer or other disposition will not violate any state or federal securities laws. The Participant may be required by the Company, as a condition of the effectiveness of this restricted stock award, to agree in writing that all Stock subject to this Agreement shall be held, until such time that such Stock is registered and freely tradable under applicable state and federal securities laws, for Participant's own account without a view to any further distribution thereof, that the certificates for such shares shall bear an appropriate legend to that effect and that such shares will be not transferred or disposed of except in compliance with applicable state and federal securities laws.

          c. Mergers, Recapitalizations, Stock Splits, Etc. Pursuant and subject to Section 12 of the Plan, certain changes in the number or character of the Common Stock of the Company (through merger, consolidation, exchange, reorganization, divestiture (including a spin-off), liquidation, recapitalization, stock split, stock dividend or otherwise) shall result in an adjustment, reduction or enlargement, as appropriate, in Participant's rights with respect to any unexercised portion of the Option (i.e., Participant shall have such "anti-dilution" rights under the Option with respect to such events, but shall not have "preemptive" rights).

          d. Shares Reserved. The Company shall at all times during the term of this Agreement reserve and keep available such number of shares as will be sufficient to satisfy the requirements of this Agreement.

          e. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to the Participant. If the Company is unable to withhold such federal and state taxes, for whatever reason, the Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law.

          f. 2003 Equity Incentive Plan. The Award evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan has been made available to Participant and is hereby incorporated into this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Agreement and, in the event of any questions as to the construction of this Agreement or in the event of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

          g. Lockup Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an option to buy or otherwise dispose of this Agreement or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

          h. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines, in its sole discretion, that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall accelerate the vesting of this restricted stock award, provided that the Company gives Participant 15 days' prior written notice of such acceleration. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

          i. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in Section 12 of the Plan occurs, and Participant is an "affiliate" of the Company or any Affiliate (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

          j. Stock Legend. The Administrator may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 4(b) and Paragraphs 4(g) through 4(j) of this Agreement; provided, however, that failure to so endorse any of such certificates shall not render invalid or inapplicable Paragraph 4(j).

          k. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company, its Affiliates and its successors and assigns and Participant and any successor or successors of Participant permitted by this Agreement.

          l. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court of Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                            BUFFALO WILD WINGS, INC.

                            By:___________________________________________

                              Its:________________________________________

                            ______________________________________________
                            Participant

                            Buffalo Wild Wings, Inc.

                        INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT made this ___ day of________________ 200__, by and between Buffalo Wild Wings, Inc., a Minnesota corporation (the "Company"), and ____________________ (the "Participant").

                              W I T N E S S E T H:

     WHEREAS, the Participant on the date hereof is an employee of the Company or a Subsidiary of the Company; and

     WHEREAS, to induce the Participant to continue in its employ and to further the Participant's efforts in its behalf, the Company desires to grant to the Participant an incentive stock option to purchase shares of its Common Stock;

     WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of incentive stock options known as the "Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan" (hereinafter referred to as the "Plan"); and

     WHEREAS, on the date hereof, the Company's Board of Directors authorized the grant of this incentive stock to the Participant;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Participant hereby agree as follows:

     1. Grant of Option. The Company hereby grants to the Participant, on the date of this Agreement (the "Date of Grant"), the Option to purchase ______________________ ( ) shares of Common Stock of the Company subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 12 of the Plan. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Stock." To the extent permitted under Section 422(d) of the Internal Revenue Code, the Option granted herein is intended by the parties to be, and shall be treated as, an incentive stock Option as such term is defined under Section 422 of the Internal Revenue Code.

     2. Option Price. During the term of this Option, the purchase price for the shares of Option Stock granted herein is $____ per share (not less than the fair market value as of the Date of Grant), subject only to adjustment of such price as provided in Section 12 of the Plan.

     3. Term of Option. The term during which this Option may be exercised shall terminate on _________________ unless terminated earlier under the provisions of Paragraphs 10, 11 or 12 below. This Option shall not be exercisable during the first year from the Date of Grant. Thereafter, on each succeeding anniversary of the Date of Grant, this Option shall become exercisable to the extent of twenty-five percent (25%) of the aggregate number of shares specified in paragraph 1, until the earlier of: (i) the time the Option shall have become exercisable to the extent of one hundred percent (100%) of the total number of shares granted, and (ii) the termination of the Option as provided herein. Once the Option becomes exercisable to the extent of one hundred percent (100%) of the aggregate number of shares specified in Paragraph 1, the Participant may continue to exercise this Option under the terms and conditions of this Agreement until the termination of the Option as provided herein. If Participant does not purchase upon an exercise of this Option the full number of shares which Participant is then entitled to purchase, Participant may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Participant is otherwise entitled to purchase.

     4. Personal Exercise by Participant. This Option shall, during the lifetime of the Participant, be exercisable only by said Participant and shall not be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution.

     5. Manner of Exercise of Option. This Option is to be exercised by the Participant (or by the Participant's successor or successors) by giving written notice to the Company of an election to exercise such Option. Such notice shall specify the number of shares to be purchased hereunder and shall specify a date (not more than 30 calendar days and not less than 10 calendar days from the date of delivery of the notice to the Company) on which the Participant shall deliver payment of the full purchase price for the shares being purchased and the Company shall deliver certificates to the Participant representing the shares so purchased. Such notice shall be delivered to the Company at its principal place of business. An Option shall be considered exercised at the time the Company receives such notice. Upon receipt of such notice and subject to the provisions of Paragraph 9 below, the Company shall, on the date specified in such notice and upon payment by the Participant of the required purchase price, deliver to the Participant certificates for the shares so purchased. Payment for shares of Option Stock may be made in the form of cash, certified check, previously acquired shares of Common Stock of the Company, or any combination thereof. Any stock so tendered as part of such payment shall be valued at its then "fair market value" as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" means shares of the Company's Common stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

     6. Rights as a Shareholder. The Participant or a transferee of this Option shall have no rights as a shareholder with respect to any shares covered by this Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.

     7. Equity Incentive Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Participant and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and the Participant, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

     8. Withholding Taxes on Disqualifying Disposition by Participant. In the event of a disqualifying disposition of Option Stock by Participant, Participant hereby agrees to inform the Company of such disposition. Upon notice of a disqualifying disposition or upon independently learning of such a disposition, the Company shall withhold from whatever payments are due Participant appropriate state and federal income taxes as required by law. In the event the Company is unable to withhold such taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under state or federal law.

     9. Investment Purpose. The Company requires as a condition to the grant and exercise of this Option that any stock acquired pursuant to this Option be acquired for only investment if, in the opinion of counsel for the Company, such is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if requested by the Company, the Participant, prior to the acquisition of any shares pursuant to this Option, shall execute an investment letter to the effect that the Participant is acquiring shares pursuant to the Option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.

     10. Termination of Employment (other than Disability or Death). If Participant ceases to be an employee of the Company or any Subsidiary for any reason (including without limitation, termination of employment as a result of the reorganization, sale or liquidation by the Company or the Subsidiary which employs Participant where Participant does not thereafter continue as an employee of the Company or another Subsidiary), other than because of disability or death, this Option shall completely terminate on the earlier of (i) the close of business on the three month anniversary date of such termination of employment, and (ii) the expiration date of this Option stated in Paragraph 3 above. In such period following such termination of employment, this Option shall be exercisable only to the extent the Option was exercisable on the date of the Participant's termination of employment but had not previously been exercised. To the extent this Option was not exercisable upon such termination of employment, or if the Participant does not exercise the Option within the term specified in this Paragraph, all rights of the Participant under this Option shall be forfeited.

     11. Death of Participant. If the Participant dies (i) while in the employ of the Company or any Subsidiary, or (ii) within the period of three months after the termination of his/her employment with the Company or any Subsidiary as provided in Paragraph 10, or (iii) within one year after the termination of employment because of disability as provided in Paragraph 12, this Option shall terminate on the earlier of (i) the close of business on the one year anniversary date of the Participant's death, and (ii) this Option's originally stated expiration date. In such period following the Participant's death, this Option may be exercised only by the person or persons to whom the Participant's rights under this Option shall have passed by the Participant's will or by the laws of descent and distribution, and only to the extent the Option was exercisable on the date of death but had not previously been exercised.

     12. Termination of Employment by Reason of Disability. If Participant ceases to be an employee of the Company or any Subsidiary before the original stated expiration of this Option and such termination of employment is due to disability (as defined in Section 22 (e)(3) of the Internal Revenue Code of 1986, as amended), this Option shall terminate on the earlier of (i) one year after the date of such termination of employment due to disability and (ii) this Option's originally stated expiration date. In such period following such termination of employment due to disability, this Option shall be exercisable only to the extent that it was exercisable on the date of termination of employment due to disability but had not previously been exercised.

     13. Recapitalization, Sales, Mergers, Exchanges, Consolidations, Liquidation. In the event of a stock dividend or stock split, the number of shares of Option Stock and the Option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, this Option shall be adjusted as provided in Section 12 of the Plan.

     14. Lockup Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any Option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an Option to buy or otherwise dispose of this Option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     15. Blue Sky Limitations. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Participant 15 days prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other Option granted contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

     16. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in Section 12 of the Plan is treated as a "pooling of interests" under generally accepted accounting principles and Participant is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

     17. Stock Legend. The Board may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Participant's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 9 and Paragraphs 14 through 16 of this Agreement.

     18. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District court for Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County.

     19. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and shall bind and inure to the benefit of Participant and any successor or successors of the Participant permitted by Paragraph 4 above. This Option is expressly subject to all terms and conditions contained in the Plan and in this Agreement, and Participant's failure to execute this Agreement shall not relieve Participant from complying with such terms and conditions.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

                                       Buffalo Wild Wings, Inc.

                                       By:
                                          ---------------------------
                                          Sally J. Smith, President

                                       Optionee:

                                       ------------------------------

                            Buffalo Wild Wings, Inc.

                       NONQUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT, made this __ day of ____________, 200_, by and between Buffalo Wild Wings, Inc., a Minnesota corporation (the "Company"), and (the "Optionee");

                                   WITNESSETH:

     WHEREAS, the Participant on the date hereof is a director of the Company;
and

     WHEREAS, to induce the Participant to further the Optionee's efforts in its behalf, the Company desires to grant to the Participant a nonqualified stock option to purchase shares of its Common Stock;

     WHEREAS, the Company's Board of Directors has adopted a stock option plan providing for the grant of nonqualified stock options known as the "Buffalo Wild Wings, Inc. 2003 Equity Incentive Plan" (hereinafter referred to as the "Plan"); and

     WHEREAS, on the date hereof, the Company's Board of Directors authorized the grant of this nonqualified stock option to the Optionee;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Company and the Participant hereby agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee, on the date of this Agreement (the "Date of Grant"), the option to purchase __________________(_____) shares of Common Stock of the Company subject to the terms and conditions herein contained, and subject only to adjustment in such number of shares as provided in Section 12 of the Plan. Such option is hereinafter referred to as the "Option" and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the "Option Stock". The parties intend that the option granted herein shall not be, and shall not be treated as, an incentive stock option as such term is defined under
Section 422 of the Internal Revenue Code.

     2. Option Price. During the term of this Option, the purchase price for the shares of Option Stock granted herein is $_____ per share (not less than the fair market value as of the Date of Grant), subject only to adjustment of such price as provided in Section 12 of the Plan.

     3. Term of Option. The term during which this Option may be exercised expires at the close of business on ______________, unless terminated earlier under the provisions of Paragraphs 10, 11 or 12 below. This Option shall not be exercisable until ___________or until the date of the next Shareholders' meeting for the election of directors, whichever occurs first. Upon such date, and thereafter, until this Option expires or is terminated as provided herein, this Option shall be exercisable to the extent of one hundred (100%) of the aggregate number of shares specified in paragraph 1. If Participant does not purchase upon an exercise of this Option the full number of shares which Participant is then entitled to purchase, Participant may purchase upon any subsequent exercise prior to this Option's termination such previously unpurchased shares in addition to those Participant is otherwise entitled to purchase.

     4. Personal Exercise by Optionee. This Option shall, during the lifetime of the Optionee, be exercisable only by said Participant and shall not be transferable by the Optionee, in whole or in part, other than by will or by the laws of descent and distribution.

     5. Manner of Exercise of Option. This Option is to be exercised by the Participant (or by the Optionee's successor or successors) by giving written notice to the Company of an election to exercise such Option. Such notice shall specify the number of shares to be purchased hereunder and shall specify a date (not more than 30 calendar days and not less than 10 calendar days from the date of delivery of the notice to the Company) on which the Participant shall deliver payment of the full purchase price for the shares being purchased and the Company shall deliver certificates to the Participant representing the shares so purchased. Such notice shall be delivered to the Company at its principal place of business. An Option shall be considered exercised at the time the Company receives such notice. Upon receipt of such notice and subject to the provisions of Paragraph 9 below, the Company shall, on the date specified in such notice and upon payment by the Participant of the required purchase price, deliver to the Participant certificates for the shares so purchased. Payment for shares of Option Stock may be made in the form of cash, certified check, previously acquired shares of Common Stock of the Company, or any combination thereof. Any Common Stock so tendered as part of such payment shall be valued at its then "fair market value" as provided in the Plan. For purposes of this Agreement, "previously acquired shares of Common Stock" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles."

     6. Rights as a Shareholder. The Participant or a transferee of this Option shall have no rights as a shareholder with respect to any shares covered by this Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 12 of the Plan.

     7. Equity Incentive Plan. The Option evidenced by this Agreement is granted pursuant to the Plan, a copy of which Plan is attached hereto or has been made available to the Participant and is hereby made a part of this Agreement. This Agreement is subject to and in all respects limited and conditioned as provided in the Plan. The Plan governs this Option and the Optionee, and in the event of any question as to the construction of this Agreement or of a conflict between the Plan and this Agreement, the Plan shall govern, except as the Plan otherwise provides.

     8. Withholding Taxes. In order to permit the Company to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, income or other taxes are withheld from any amounts payable by the Company to Optionee. If the Company is unable to withhold such federal and state taxes, for whatever reason, Participant hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal or state law. Subject to such rules as the Board may adopt, the Board may, in its sole discretion, permit Participant to satisfy such withholding tax obligations, in whole or in part (i) by delivering shares of Stock of the Company having an equivalent fair market value, or (ii) by electing to have the Company withhold shares of Option Stock otherwise issuable to Participant having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the Option. In no event may the Company or Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. Optionee's election to have shares withheld for purposes of such withholding tax obligations shall be made on or before the date that triggers such obligations or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Optionee's election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3 or any successor provision, as then in effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, if applicable.

     9. Investment Purpose. The Company requires as a condition to the grant and exercise of this Option that any stock acquired pursuant to this Option be acquired for only investment if, in the opinion of counsel for the Company, such is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if required by the Company, the Optionee, prior to the acquisition of any shares pursuant to this Option, shall execute an investment letter to the effect that the Participant is acquiring shares pursuant to the Option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.

     10. Termination of Employment (other than Disability or Death). If Participant ceases to be a director of the Company or any Subsidiary for any reason (including without limitation, termination as a director as a result of the reorganization, sale or liquidation by the Company or the Subsidiary of which Participant is a director where Participant does not thereafter continue as a director of the Company or another Subsidiary), other than because of disability or death, this Option shall completely terminate on the earlier of
(i) the close of business on the three month anniversary date of such termination as a director, and (ii) the expiration date of this Option stated in Paragraph 3 above. In such period following such termination as a director, this Option shall be exercisable only to the extent the Option was exercisable on the date of the Optionee's termination as a director but had not previously been exercised. To the extent this Option was not exercisable upon such termination as a director, or if the Participant does not exercise the Option within the term specified in this paragraph, all rights of the Participant under this Option shall be forfeited.

     11. Death of Optionee. If the Participant dies (i) while a director of the Company or any Subsidiary, or (ii) within the period of three months after the termination as a director with the Company or any Subsidiary as provided in Paragraph 10, or (iii) within one year after the termination as a director because of disability as provided in Paragraph 12, this Option shall terminate on the earlier of (i) the close of business on the one year anniversary date of the Optionee's death, and (ii) this Option's originally stated expiration date. In such period following the Optionee's death, this Option may be exercised only by the person or persons to whom the Optionee's rights under this Option shall have passed by the Optionee's will or by the laws of descent and distribution, and only to the extent the Option was exercisable on the date of death but had not previously been exercised.

     12. Termination of Employment by Reason of Disability. If Participant ceases to be a director of the Company or any Subsidiary before the original stated expiration of this Option and such termination as a director is due to disability (as defined in Section 22 (e)(3) of the Internal Revenue Code of 1986, as amended), this Option shall terminate on the earlier of (i) one year after the date of such termination as a director due to disability and (ii) this Option's originally stated expiration date. In such period following such termination as a director, this Option shall be exercisable only to the extent that it was exercisable on the date of termination of employment due to disability but had not previously been exercised.

     13. Recapitalization, Sales, Mergers, Exchanges, Consolidations, Liquidation. In the event of a stock dividend or stock split, the number of shares of Option Stock and Option exercise price shall be adjusted as provided in Section 12 of the Plan. Similarly, in the event of a sale, merger, exchange, consolidation or liquidation of the Company, this Option shall be adjusted as provided in Section 12 of the Plan.

     14. Lockup Period Limitation. Participant agrees that in the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and that the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant hereby agrees that for a period not to exceed 180 days from the prospectus, Participant will not sell or contract to sell or grant an Option to buy or otherwise dispose of this Option or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     15. Blue Sky Limitation. Notwithstanding anything in this Agreement to the contrary, in the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of this Option and the date on which this Option must be exercised, provided that the Company gives Participant 15 days prior written notice of such acceleration, and (ii) to cancel any portion of this Option or any other option granted to Participant pursuant to the Plan which is not exercised prior to or contemporaneously with such public offering. Notice shall be deemed given when delivered personally or when deposited in the United States mail, first class postage prepaid and addressed to Participant at the address of Participant on file with the Company.

     16. Accounting Compliance. Participant agrees that, if a merger, reorganization, liquidation or other "transaction" as defined in Section 12 of the Plan is treated as a "pooling of interests" under generally accepted accounting principles and Participant is an "affiliate" of the Company or any Subsidiary (as defined in applicable legal and accounting principles) at the time of such transaction, Participant will comply with all requirements of Rule 145 of the Securities

Act of 1933, as amended, and the requirements of such other legal or accounting principles, and will execute any documents necessary to ensure such compliance.

     17. Stock Legend. The Board may require that the certificates for any shares of Common Stock purchased by Participant (or, in the case of death, Optionee's successors) shall bear an appropriate legend to reflect the restrictions of Paragraph 9 and Paragraphs 14 through 16 of this Agreement.

     18. Arbitration. Any dispute arising out of or relating to this Agreement or the alleged breach of it, or the making of this Agreement, including claims of fraud in the inducement, shall be discussed between the disputing parties in a good faith effort to arrive at a mutual settlement of any such controversy. If, notwithstanding, such dispute cannot be resolved, such dispute shall be settled by binding arbitration. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The arbitrator shall be a retired state or federal judge or an attorney who has practiced securities or business litigation for at least 10 years. If the parties cannot agree on an arbitrator within 20 days, any party may request that the chief judge of the District Court of Hennepin County, Minnesota, select an arbitrator. Arbitration will be conducted pursuant to the provisions of this Agreement, and the commercial arbitration rules of the American Arbitration Association, unless such rules are inconsistent with the provisions of this Agreement. Limited civil discovery shall be permitted for the production of documents and taking of depositions. Unresolved discovery disputes may be brought to the attention of the arbitrator who may dispose of such dispute. The arbitrator shall have the authority to award any remedy or relief that a court of this state could order or grant; provided, however, that punitive or exemplary damages shall not be awarded. The arbitrator may award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses and reasonable attorneys' fees. Unless otherwise agreed by the parties, the place of any arbitration proceedings shall be Hennepin County, Minnesota.

     19. Scope of Agreement. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns, and shall bind and inure to the benefit of Participant and any successor or successors of the Participant permitted by Paragraph 4 above. This Option is expressly subject to all terms and conditions contained in the Plan and in this Agreement, and Optionee's failure to execute this Agreement shall not relieve Participant from complying with such terms and conditions.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Agreement in the manner appropriate to each, as of the day and year first above written.

                                         Buffalo Wild Wings, Inc.



                                         By:
                                            -----------------------------------
                                                 Sally J. Smith, President

                                         Optionee:

                                         ---------------------------------------

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